SSgA FUNDS

SUPPLEMENT DATED DECEMBER 29, 2008

TO

PROSPECTUS DATED DECEMBER 29, 2008

SSgA US TREASURY MONEY MARKET FUND (the “Fund”)

Due to unprecedented market conditions, the supply and yield of US Treasury securities have fallen dramatically, and the Fund may, as a result, hold a significant portion of its assets in cash. Some or all of the Fund’s cash may be held in a non-interest bearing demand deposit account at the Fund’s custodian, State Street Bank & Trust Company.  This account is fully insured by the Federal Deposit Insurance Corporation (“FDIC”) until December 31, 2009.  The FDIC is an independent agency of the United States government, and FDIC deposit insurance is backed by the full faith and credit of the United States government.

In addition, effectively immediately, the Fund’s prospectus is hereby amended as follows, until further notice:

The first paragraph of the Section entitled “Purchase Dates and Times” is replaced in its entirety with the following:

Purchase Dates and Times. Fund shares may be purchased on any business day at the net asset value (“NAV”) next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases for the Fund must be received by 1:00 p.m. Eastern time. All purchases must be made in US dollars. Payments for Fund shares must be received by the Transfer Agent, and the accompanying payments must be in federal funds (or converted to federal funds by the Transfer Agent) by the close of the Federal Reserve before the purchase order can be accepted. If an order or payment is received on a nonbusiness day or after the Pricing Time, the order will be effective on the next business day.

The remainder of the section entitled “Purchase Dates and Times” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE